UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 8, 2013

AF OCEAN INVESTMENT MANAGEMENT COMPANY

(Exact name of registrant as specified in charter)

Florida

(State or other jurisdiction of incorporation)

333-146209	14-1877754
(Commission File Number)	(IRS Employer Identification No.)

501 Madison Ave., 14th Floor, New York, New York 10022

(Address of principal executive offices and zip code)

(212) 729-4951

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

**EXPLANATORY NOTE**

This amendment is filed to correct the name of the Hong Kong company  in Item 8.01.  The correct name is Andy Ocean Investment Management Limited.  No other changes were made.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

As discussed below, the Company believes it will have more business opportunities in the 2nd half of 2013.  Accordingly, it is placing ever greater demand for time, energy and flexibility on all directors and officers. On July 8, 2013, Diane J. Harrison submitted her resignation as Secretary, Treasurer, Principal Accounting Officer, and Director; her resignation was accepted by the Board of Directors on the same day.  Ms. Harrison resigned due to the constraints of personal and business commitments and has no disagreements with the Company or the officers or directors.

On July 9, 2013, Mr. Gary Macleod submitted his resignation as Director; his resignation was accepted by the Board of Directors on the same day.  Mr. Macleod resigned due to the constraints of personal and business commitments and has no disagreements with the Company or the officers or directors.

President, CEO and Chairman of the Board, Andy Z. Fan, has accepted the positions of Secretary, Treasurer, and Principal Accounting Officer.  The company will begin a search for new directors and officers to assist in moving the company forward.

SECTION 8 – OTHER EVENTS

Item 8.01

Other Event

On July 9, 2013, the Board of Directors of the Company approved a Share Exchange with Andy Ocean Investment Management Limited, a private Hong Kong Company.  The Chairman and majority Shareholder of AF Ocean Investment Management Company, Andy Z. Fan, is a large Shareholder and President and Sole Director of the private Hong Kong Company.  Andy Ocean Investment Management Limited will become a wholly owned subsidiary of AF Ocean Investment Management Company.  The shares will be exchanged on a one for one basis.  With this new acquisition, the Company is better positioned to tap into the huge financial resources of Hong Kong, with its unique legal, economic and monetary systems that represent the best combination of  the East and the West. Also, as the trade and financial hub of the Far East, this new acquisition will provide the Company’s American clients and partners expansion opportunities to Asia, in both goods and capital.  We are excited and optimistic about this new window of opportunity for the Company and for its clients.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01

Financial Statements and Exhibits

Exhibit No.	Description
99.1*	Gary Macleod Resignation
99.2*	Diane J. Harrison Resignation

*Previously filed

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AF OCEAN INVESTMENT MANAGEMENT COMPANY
Dated: July 9, 2013	By:
Name: Andy Z. Fan Title: President and Chief Executive Officer